                       EXHIBIT 23-B


           CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated
February 17, 1999, relating to the consolidated financial statements and financial statement schedules, which appears in Pennsylvania Enterprises, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998.


                             PRICEWATERHOUSECOOPERS LLP
                             --------------------------
                             PricewaterhouseCoopers LLP



Philadelphia, Pennsylvania
November 4, 1999